STOCKHOLDER VOTING AGREEMENT

        This Stockholder Voting Agreement (the "Agreement") is entered into as of June 29, 2004, between the undersigned Samuel S. Simonian, a stockholder (the "Stockholder") of Inet Technologies, Inc., a Delaware corporation (the "Company"), and Tektronix, Inc., an Oregon corporation (the "Parent").

                                    RECITALS

        A. Contemporaneously with the execution and delivery of this Agreement, the Company, the Parent, Impala Merger Corp. and Impala Acquisition Co. LLC are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which Impala Merger Corp. will merge with and into the Company and, immediately thereafter, the Company will merge with and into Impala Acquisition Co. LLC (collectively, the "Combination"), upon the terms and conditions set forth therein.

        B. The Stockholder desires that the Combination occur and that the Stockholder receive the Merger Consideration, as defined in the Merger Agreement.

                                    AGREEMENT

        Now, therefore, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1. Representations of Stockholder. The Stockholder represents that he (a) is the holder of 7,367,883 shares of the Common Stock, $0.001 par value, of the Company (the Stockholder's "Shares"), (b) does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) any shares of the Common Stock of the Company other than his Shares, but excluding any shares of the Common Stock which he has the right to obtain upon the exercise of stock options outstanding on the date hereof and (c) has full power and authority to make, enter into and carry out the terms of this Agreement.

        2.      Agreement to Vote Shares.

                (a) The Stockholder agrees to vote his Shares and any New Shares (as defined in Section 6 hereof), and shall cause any holder of record of his Shares or New Shares to vote to approve the Combination and to approve and adopt the Merger Agreement.

                (b) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder's vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) his Shares and any New Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Combination), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding-up of or by the Company or any other takeover proposal, including a Superior Proposal (as defined in the Merger Agreement)

(collectively, "Takeover Proposal") or (ii) any amendment of the Company's certificate of incorporation or bylaws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Combination, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of capital stock of Impala. The Stockholder further agrees not to commit or agree to take any action inconsistent with the foregoing.

                (c) The Stockholder agrees to deliver to Richard H. Wills, Chairman, President and Chief Executive Officer of the Parent, immediately upon request therefor, a proxy substantially in the form attached hereto as Exhibit A, which proxy shall be irrevocable to the extent permitted by law (except that such proxy shall be deemed automatically revoked upon a termination of this Agreement in accordance with Section 12.4), with the total number of his Shares and any New Shares correctly indicated thereon.

        3. No Voting Trusts. After the date hereof, the Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any of his Shares in a voting trust or subject any of his Shares to any arrangement with respect to the voting of such Shares other than agreements entered into with the Parent.

        4. No Proxy Solicitations. The Stockholder agrees that he will not, nor will he permit any entity under his control to, (a) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the 1934 Act) in opposition to or competition with the completion of the Combination, (b) subject to Section 10, directly or indirectly solicit, encourage, initiate or otherwise facilitate any inquiries or the making of any proposal or offer with respect to an Acquisition Transaction (as defined in the Merger Agreement) or engage in any negotiation concerning, or provide any confidential information or data to, or have any discussions with any person relating to, an Acquisition Transaction proposal, (c) become a member of a "group" (as such term is used in Section 13(d) of the 1934 Act) with respect to any voting securities of the Company for the purpose of opposing or competing with the completion of the Combination, or (d) take any action which would prevent, burden or materially delay the completion of the transactions contemplated by this Agreement.

        5. Transfer and Encumbrance. Except for gifts given without consideration where the recipient thereof agrees to execute a voting agreement in form and substance substantially identical to this Agreement, the Stockholder agrees not to voluntarily transfer, sell, offer, pledge or otherwise dispose of or encumber any of his Shares or New Shares during the period commencing on the date hereof and ending after the earlier of (a) the effective date of the Combination or (b) the date this Agreement shall be terminated in accordance with its terms.

        6. Additional Purchases. During the period commencing on the date hereof and ending after the earlier of (a) the effective date of the Combination or (b) the date this Agreement shall be terminated in accordance with its terms, the Stockholder agrees that he will not (i) purchase or otherwise acquire beneficial ownership of any shares of the Common Stock after the execution of this Agreement ("New Shares"), or (ii) voluntarily acquire the right to vote or share in the voting of any shares of the Common Stock other than the Shares, unless he agrees to deliver to the Parent immediately after such purchase or acquisition a proxy substantially in the form attached hereto as Exhibit A with respect to such New Shares, which proxy shall be irrevocable to the extent permitted by law (except that such proxy shall be deemed automatically revoked upon a termination of this Agreement in accordance with
Section 12.4). The Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement to the same extent as if they constituted Shares.

        7. Specific Performance. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

        8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall not be assignable without the written consent of all other parties hereto.

        9. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, and this Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

        10. Stockholder Capacity. The execution of this Agreement by Stockholder shall be solely in his capacity as the beneficial owner of the Shares held by Stockholder, and Stockholder makes no agreement or understanding herein in his capacity, if any, as a director or officer of the Company or its Subsidiaries (as defined in the Merger Agreement).

        11. Spousal Interests in Shares. To the extent that any of Stockholder's Shares constitute the community property of Stockholder and his spouse, Stockholder shall obtain the spouse's acknowledgment of and consent to the existence and binding effect of this Agreement, by executing a spousal consent in the form attached hereto as Exhibit B, and incorporated into this Agreement by reference.

        12.     Miscellaneous.

                12.1 This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the state of Delaware.

                12.2 If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

                12.3 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                12.4 Except to the extent set forth in Section 13, this Agreement shall terminate upon the earliest to occur of (i) the completion of the Combination or (ii) the termination of the Merger Agreement.

                12.5 All section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

                12.6 The obligations of the Stockholder set forth in this Agreement shall not be effective or binding upon him until after such time as the Merger Agreement is executed and delivered by the Parent, the Company, Impala Merger Corp. and Impala Acquisition Co. LLC. The parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

        13. Other Transactions. For a period of one year following the termination of this Agreement, Stockholder agrees that he shall not enter into a voting or similar agreement with any potential acquiror of the Company that includes terms that are more favorable to such acquiror than the terms set forth in this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

        In witness whereof, the parties hereto have executed this Stockholder Voting Agreement as of the day and year first written above.

PARENT:                              TEKTRONIX, INC.

                                     By:  /S/ JAMES DALTON
                                          ----------------
                                          James Dalton
                                          Vice President,
                                          General Counsel and Secretary

STOCKHOLDER:                              /S/ SAMUEL S. SIMONIAN
                                          ----------------------
                                          Samuel S. Simonian

                                                                       EXHIBIT A

                                  FORM OF PROXY

        The undersigned, for consideration received, hereby appoints each of Richard H. Wills, Chairman, President and Chief Executive Officer of Tektronix, Inc. and James F. Dalton, Vice President, General Counsel and Secretary of Tektronix, Inc., his proxy, with power of substitution, to vote all shares of common stock of Inet Technologies, Inc., a Delaware corporation (the "Company"), owned by the undersigned (a) at the upcoming Special Meeting of Stockholders of the Company, and at any adjournment thereof, for approval and adoption of the Agreement and Plan of Merger, dated as of June 29, 2004, among Tektronix, Inc., the Company, Impala Merger Corp. and Impala Acquisition Co. LLC (the "Merger Agreement") and (b) at any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the undersigned's vote, consent or other approval is sought, against (i) any merger agreement or merger (other than the Merger Agreement and the mergers contemplated by the Merger Agreement), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding-up of or by the Company or any other takeover proposal, including a Superior Proposal (as defined in the Merger Agreement) or (ii) any amendment of the Company's certificate of incorporation or bylaws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger Agreement or any of the transactions (including the Combination) contemplated by the Merger Agreement or change in any manner the voting rights of any class of capital stock of the Company. This proxy is coupled with an interest and is irrevocable until such time as the Stockholder Voting Agreement, dated as of June 29, 2004, between the undersigned and Tektronix, Inc. terminates in accordance with its terms.

                              Dated: June 29, 2004

                                        ________________________________________
                                        (Signature of Stockholder)

                                        ________________________________________
                                        (Printed name of Stockholder)

                                                                       EXHIBIT B

                             FORM OF SPOUSAL CONSENT

        I, the spouse of Samuel S. Simonian, have read and hereby approve the foregoing Stockholder Voting Agreement (the "Agreement"). I hereby agree to be irrevocably bound by the Agreement and further agree that any community interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Dated:  June 29, 2004

                                        ________________________________________
                                        (Signature of Stockholder's Spouse)

                                        ________________________________________
                                        (Printed name of Stockholder's Spouse)

                          STOCKHOLDER VOTING AGREEMENT

        This Stockholder Voting Agreement (the "Agreement") is entered into as of June 29, 2004, between the undersigned Elie S. Akilian, a stockholder (the "Stockholder") of Inet Technologies, Inc., a Delaware corporation (the "Company"), and Tektronix, Inc., an Oregon corporation (the "Parent").

                                    RECITALS

        A. Contemporaneously with the execution and delivery of this Agreement, the Company, the Parent, Impala Merger Corp. and Impala Acquisition Co. LLC are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which Impala Merger Corp. will merge with and into the Company and, immediately thereafter, the Company will merge with and into Impala Acquisition Co. LLC (collectively, the "Combination"), upon the terms and conditions set forth therein.

        B. The Stockholder desires that the Combination occur and that the Stockholder receive the Merger Consideration, as defined in the Merger Agreement.

                                    AGREEMENT

        Now, therefore, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1. Representations of Stockholder. The Stockholder represents that he (a) is the holder of 8,115,483 shares of the Common Stock, $0.001 par value, of the Company (the Stockholder's "Shares"), (b) does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) any shares of the Common Stock of the Company other than his Shares, but excluding any shares of the Common Stock which he has the right to obtain upon the exercise of stock options outstanding on the date hereof and (c) has full power and authority to make, enter into and carry out the terms of this Agreement.

        2.      Agreement to Vote Shares.

                (a) The Stockholder agrees to vote his Shares and any New Shares (as defined in Section 6 hereof), and shall cause any holder of record of his Shares or New Shares to vote to approve the Combination and to approve and adopt the Merger Agreement.

                (b) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder's vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) his Shares and any New Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Combination), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding-up of or by the Company or any other takeover proposal, including a Superior Proposal (as defined in the Merger Agreement)

(collectively, "Takeover Proposal") or (ii) any amendment of the Company's certificate of incorporation or bylaws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Combination, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of capital stock of the Company. The Stockholder further agrees not to commit or agree to take any action inconsistent with the foregoing.

                (c) The Stockholder agrees to deliver to Richard H. Wills, Chairman, President and Chief Executive Officer of the Parent, immediately upon request therefor, a proxy substantially in the form attached hereto as Exhibit A, which proxy shall be irrevocable to the extent permitted by law (except that such proxy shall be deemed automatically revoked upon a termination of this Agreement in accordance with Section 12.4), with the total number of his Shares and any New Shares correctly indicated thereon.

        3. No Voting Trusts. After the date hereof, the Stockholder agrees that he will not, nor will he permit any entity under his control to, deposit any of his Shares in a voting trust or subject any of his Shares to any arrangement with respect to the voting of such Shares other than agreements entered into with the Parent.

        4. No Proxy Solicitations. The Stockholder agrees that he will not, nor will he permit any entity under his control to, (a) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the 1934 Act) in opposition to or competition with the completion of the Combination, (b) subject to Section 10, directly or indirectly solicit, encourage, initiate or otherwise facilitate any inquiries or the making of any proposal or offer with respect to an Acquisition Transaction (as defined in the Merger Agreement) or engage in any negotiation concerning, or provide any confidential information or data to, or have any discussions with any person relating to, an Acquisition Transaction proposal, (c) become a member of a "group" (as such term is used in Section 13(d) of the 1934 Act) with respect to any voting securities of the Company for the purpose of opposing or competing with the completion of the Combination, or (d) take any action which would prevent, burden or materially delay the completion of the transactions contemplated by this Agreement.

        5. Transfer and Encumbrance. Except for gifts given without consideration where the recipient thereof agrees to execute a voting agreement in form and substance substantially identical to this Agreement, the Stockholder agrees not to voluntarily transfer, sell, offer, pledge or otherwise dispose of or encumber any of his Shares or New Shares during the period commencing on the date hereof and ending after the earlier of (a) the effective date of the Combination or (b) the date this Agreement shall be terminated in accordance with its terms.

        6. Additional Purchases. During the period commencing on the date hereof and ending after the earlier of (a) the effective date of the Combination or (b) the date this Agreement shall be terminated in accordance with its terms, the Stockholder agrees that he will not (i) purchase or otherwise acquire beneficial ownership of any shares of the Common Stock after the execution of this Agreement ("New Shares"), or (ii) voluntarily acquire the right to vote or share in the voting of any shares of the Common Stock other than the Shares, unless he agrees to deliver to the Parent immediately after such purchase or acquisition a proxy substantially in the form attached hereto as Exhibit A with respect to such New Shares, which proxy shall be irrevocable to the extent permitted by law (except that such proxy shall be deemed automatically revoked upon a termination of this Agreement in accordance with
Section 12.4). The Stockholder also agrees that any New Shares acquired or purchased by him shall be subject to the terms of this Agreement to the same extent as if they constituted Shares.

        7. Specific Performance. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

        8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall not be assignable without the written consent of all other parties hereto.

        9. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, and this Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

        10. Stockholder Capacity. The execution of this Agreement by Stockholder shall be solely in his capacity as the beneficial owner of the Shares held by Stockholder, and Stockholder makes no agreement or understanding herein in his capacity, if any, as a director or officer of the Company or its Subsidiaries (as defined in the Merger Agreement).

        12. Spousal Interests in Shares. To the extent that any of Stockholder's Shares constitute the community property of Stockholder and his spouse, Stockholder shall obtain the spouse's acknowledgment of and consent to the existence and binding effect of this Agreement, by executing a spousal consent in the form attached hereto as Exhibit B, and incorporated into this Agreement by reference.

        12.     Miscellaneous.

                12.1 This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the state of Delaware.

                12.2 If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

                12.3 This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                12.4 Except to the extent set forth in Section 13, this Agreement shall terminate upon the earliest to occur of (i) the completion of the Combination or (ii) the termination of the Merger Agreement.

                12.5 All section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

                12.6 The obligations of the Stockholder set forth in this Agreement shall not be effective or binding upon him until after such time as the Merger Agreement is executed and delivered by the Parent, the Company, Impala Merger Corp. and Impala Acquisition Co. LLC. The parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

        13. Other Transactions. For a period of one year following the termination of this Agreement, Stockholder agrees that he shall not enter into a voting or similar agreement with any potential acquiror of the Company that includes terms that are more favorable to such acquiror than the terms set forth in this Agreement.

                            [Signature page follows]

        In witness whereof, the parties hereto have executed this Stockholder Voting Agreement as of the day and year first written above.

PARENT:                             TEKTRONIX, INC.

                                    By:  /S/ JAMES DALTON
                                         ----------------
                                         James Dalton
                                         Vice President,
                                         General Counsel and Secretary

STOCKHOLDER:                             /S/ ELIE S. AKILIAN
                                         --------------------
                                         Elie S. Akilian

                                                                       EXHIBIT A

                                  FORM OF PROXY

        The undersigned, for consideration received, hereby appoints each of Richard H. Wills, Chairman, President and Chief Executive Officer of Tektronix, Inc. and James F. Dalton, Vice President, General Counsel and Secretary of Tektronix, Inc., his proxy, with power of substitution, to vote all shares of common stock of Inet Technologies, Inc., a Delaware corporation (the "Company"), owned by the undersigned (a) at the upcoming Special Meeting of Stockholders of the Company, and at any adjournment thereof, for approval and adoption of the Agreement and Plan of Merger, dated as of June 29, 2004, among Tektronix, Inc., the Company, Impala Merger Corp. and Impala Acquisition Co. LLC (the "Merger Agreement") and (b) at any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the undersigned's vote, consent or other approval is sought, against (i) any merger agreement or merger (other than the Merger Agreement and the mergers contemplated by the Merger Agreement), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding-up of or by the Company or any other takeover proposal, including a Superior Proposal (as defined in the Merger Agreement) or (ii) any amendment of the Company's certificate of incorporation or bylaws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger Agreement or any of the transactions (including the Combination) contemplated by the Merger Agreement or change in any manner the voting rights of any class of capital stock of the Company. This proxy is coupled with an interest and is irrevocable until such time as the Stockholder Voting Agreement, dated as of June 29, 2004, between the undersigned and Tektronix, Inc. terminates in accordance with its terms.

                              Dated: June 29, 2004

                                        ________________________________________
                                        (Signature of Stockholder)

                                        ________________________________________
                                        (Printed name of Stockholder)

                                                                       EXHIBIT B

                             FORM OF SPOUSAL CONSENT

        I, the spouse of Elie S. Akilian, have read and hereby approve the foregoing Stockholder Voting Agreement (the "Agreement"). I hereby agree to be irrevocably bound by the Agreement and further agree that any community interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Dated:  June 29, 2004

                                        ________________________________________
                                        (Signature of Stockholder's Spouse)

                                        ________________________________________
                                        (Printed name of Stockholder's Spouse)